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                                                                   EXHIBIT 10.10
                                                             TO HOLLYWOOD PARK'S
                                                        JUNE 30, 1996, FORM 10-Q

                 AMENDMENT NO. TWO TO BUSINESS LOAN AGREEMENT

     This Amendment No. Two (the "Amendment") dated as of July 1, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and Hollywood Park, Inc. (the "Borrower").

                                 RECITALS
                                 --------

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1995, as modified by an amendment dated as of April 30, 1996 (as amended, the "Agreement").

     B.  The Bank and the Borrower desire to further amend the Agreement.

                                 AGREEMENT
                                 ---------

     1.  Definitions.  Capitalized terms used but not defined in this Amendment
         -----------
shall have the meaning given to them in the Agreement.

     2.  Amendments.  The Agreement is hereby amended as follows:
         ----------

          2.1 In Paragraph 2.2, the date "July 1, 1996" is amended to read "September 1, 1996."

          2.2 Subparagraph 2.4(b) is amended and restated in its entirety to read as follows:

               "(b) The Borrower will repay the principal amount outstanding on the Expiration Date Facility No. 2 in eighty-four successive equal monthly installments starting October 1, 1996. On September 1, 2003, the Borrower will repay the remaining principal balance plus any interest then due."

     3.  Representations and Warranties.  When the Borrower signs this
         ------------------------------
Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except that

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the Borrower has notified the Bank that it may not be in compliance with the provisions of Paragraph 7.4 A. of the Agreement, as of June 30, 1996, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4.  Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION

                               By: /s/ Sheryl Bond
                                  ---------------------------
                                  Sheryl Bond, Vice President

                               HOLLYWOOD PARK, INC.

                               By: /s/ R.D. Hubbard
                                  ---------------------------
                                  R.D. Hubbard, Chairman of the
                                  Board and Chief Executive Officer

                               By: /s/ G. Michael Finnigan
                                  ---------------------------
                                  G. Michael Finnigan,
                                  Executive Vice President and
                                  Chief Financial Officer


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